Exhibit 10.1
CONSENT, WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT
CONSENT, WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 10, 2010, is executed by and among LAWSON PRODUCTS, INC., a Delaware corporation (“Lawson”), which has its chief executive office located at 1666 E. Touhy Avenue, Des Plaines, Illinois 60018, various subsidiaries of Lawson listed on the signature pages hereto (Lawson and the subsidiaries are referred to collectively herein as the “Borrower” or the “Borrowers”), THE PRIVATEBANK AND TRUST COMPANY both as a lender and as agent (in such capacity, the “Agent”), for itself and all other lenders from time to time a party hereto (“Lenders”), located at 120 South LaSalle Street, Chicago, Illinois 60603-3400, and all other Lenders.
WHEREAS, the Agent, Lawson and certain subsidiaries of Lawson (together with Lawson, collectively, the “Original Borrowers”), entered into a Credit Agreement, dated as of August 21, 2009, among the Original Borrowers, the Agent and the Lenders, and on December 2, 2009, Lawson Products, Inc., an Illinois corporation and newly-formed wholly-owned subsidiary of Lawson (“Lawson IL”), became a party to such agreement as a Borrower (herein, as the same may be amended, modified or supplemented from time to time, the “Credit Agreement”); and
WHEREAS, the Borrowers consummated an internal reorganization pursuant to which several of the Borrowers were merged into Lawson IL and assets of certain of the Borrowers were transferred among the Borrowers; and
WHEREAS, the Borrowers, the Lenders and the Agent entered into a Consent, Waiver and First Amendment to Credit Agreement dated as of December 31, 2009; and
WHEREAS, the Borrowers, the Lenders and the Agent entered into a Second Amendment to Credit Agreement dated as of January 29, 2010; and
WHEREAS, the Borrowers, the Lenders and the Agent entered into a Consent Waiver and Third Amendment to Credit Agreement dated as of September 1, 2010 with respect to the sale of certain assets and liabilities of Assembly Component Systems, Inc., an Illinois corporation, during the third quarter of Lawson’s fiscal 2010; and
WHEREAS, the Borrowers have informed the Agent that they intend to consummate the sale of all or substantially all of the assets of Rutland Tool and Supply Co., a Nevada corporation (“Rutland”) on or about December 10, 2010 (the “Sale”); and
WHEREAS, the Borrowers, the Lenders and the Agent wish to enter into this Amendment to (i) confirm each Lender’s and the Agent’s consent to the Sale, (ii) waive any and all Events of Default arising or occurring under the Credit Agreement or any other Loan Document solely in connection with the Sale and (iii) amend the Credit Agreement to account for the Sale and otherwise as set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained in this Amendment, the parties hereto hereby agree as follows:

1. Incorporation of the Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Credit Agreement, and the Credit Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Credit Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and the provisions thereof shall be binding on the parties hereto.
2. Amendments to the Credit Agreement. The parties hereto hereby amend the Credit Agreement, effective as of the date hereof as follows:
The first sentence of Section 4.1 of the Credit Agreement is deleted and substituted therefor is the following:
“The Revolving Loans shall be evidenced by Revolving Notes (together with all renewals, extensions, modifications or substitutions thereof, the “Revolving Notes”) in the form of Exhibit A attached hereto, duly executed by each Borrower and payable to the order of each Lender according to such Lender’s Revolving Loan Commitment.”
3. Representations and Warranties.
(a)
The representations and warranties set forth in Section 7 of the Credit Agreement shall be deemed remade and affirmed by the Borrowers in all material respects, as of the date hereof; provided that representations and warranties referencing a particular date other than a general date of execution shall be true and correct as of such date; provided, further, that any and all references to the Credit Agreement in such representations and warranties shall be deemed to include this Amendment.

(b)	The Borrowers represent and warrant that no Event of Default has occurred and is continuing.
4. Consent; Waiver. Notwithstanding any terms or provisions of the Credit Agreement to the contrary, this Amendment serves as evidence of the Agent’s and each Lender’s (i) consent to the Sale and each of the transactions necessary to consummate the Sale and (ii) waiver of any and all Events of Default arising or occurring under the Credit Agreement or any other Loan Document, solely as a result of the Sale. The consent and waiver provided herein shall be limited to the matter set forth herein. Except as otherwise provided herein, all provisions, terms and conditions of the Credit Agreement remain in full force and effect after giving effect to the Sale.
5. Fees and Expenses. The Borrowers shall pay or reimburse the Agent for all reasonable costs and expenses, including, without limitation, legal expenses and reasonable attorneys’ fees (for outside counsel) incurred by the Agent, or for which the Agent becomes obligated, in connection with the negotiation, preparation, and closing of this Amendment.

6. Delivery of Documents/Information. This Amendment shall be effective on the date hereof upon receipt by Agent of the last of the following: (i) a fully executed copy of this Amendment, (ii) the Revolving Notes executed by each Borrower and payable to the order of each Lender, and (iii) Borrowers’ payment to Agent of all invoiced fees and expenses and the modification fee provided in paragraph 5 above.
7. Release of Rutland. The Agent and each Lender hereby agrees and acknowledges that effective immediately following consummation of the Sale, (i) Rutland shall no longer be a Borrower under the Credit Agreement or a Grantor under the Security Agreement or otherwise be bound by, or a party to, any of the Loan Documents, (ii) Rutland shall be deemed released and discharged from any and all liabilities and obligations under the Loan Documents and (iii) all security interests and other liens granted to or held by the Agent in any assets or property of Rutland as security for the Obligations shall be deemed released and discharged, without recourse or warranty. The Agent agrees and acknowledges that upon the consummation of the Sale, the Agent shall execute and return to Lawson such releases of liens, discharges, terminations and other release documentation reasonably requested by Lawson to evidence the release of the Agent’s liens and security interests in all of the assets and property of Rutland.
8. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Credit Agreement and each of the Loan Documents shall remain in full force and effect. The Borrowers have heretofore executed and delivered to the Agent certain Loan Documents and the Borrowers hereby acknowledge and agree that, notwithstanding the execution and delivery of this Amendment, the Loan Documents remain in full force and effect after giving effect to the amendments set forth in this Amendment and the rights and remedies of the Agent and the Lenders thereunder, the obligations of each Borrower thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall affect or impair the priority of the liens and security interests created and provided for in the Loan Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment and which remains secured thereby after giving effect to this Amendment. Any and all references to the Credit Agreement in each of the Loan Documents shall be deemed to refer to and include this Amendment.
9. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of the Amendment.
10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or electronic mail shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Amendment.
11. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.
[SIGNATURE PAGES FOLLOW]

(Signature Page to Fourth Amendment to Credit Agreement)
IN WITNESS WHEREOF, the Borrowers, the Agent and each Lender have executed this Amendment as of the date first above written.

BORROWERS:

LAWSON PRODUCTS, INC.,		LAWSON PRODUCTS, INC.,
a Delaware corporation		an Illinois corporation

By:		By:

Name:	Ron Knutson	Name:	Ron Knutson
Its:	Senior Vice President and	Its:	Senior Vice President and
	Chief Financial Officer		Chief Financial Officer

DRUMMOND AMERICAN LLC,		CRONATRON WELDING SYSTEMS LLC,
an Illinois limited liability company		a North Carolina limited liability company

By:		By:

Name:	Ron Knutson	Name:	Ron Knutson
Its:	Senior Vice President and	Its:	Senior Vice President and
	Chief Financial Officer		Chief Financial Officer

RUTLAND TOOL & SUPPLY CO.,		AUTOMATIC SCREW MACHINE
a Nevada Corporation		PRODUCTS COMPANY, INC.,
an Alabama corporation

By:		By:

Name:	Ron Knutson	Name:	Ron Knutson
Its:	Senior Vice President and	Its:	Senior Vice President and
	Chief Financial Officer		Chief Financial Officer

(Signature Page to Fourth Amendment to Credit Agreement)

AGENT: THE PRIVATEBANK AND TRUST COMPANY
By:
Name:
Its:

LENDER: THE PRIVATEBANK AND TRUST COMPANY
By:
Name:
Its:

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